OPPENHEIMER ETF TRUST

OPPENHEIMER MID CAP REVENUE ETF

Supplement dated June 4, 2018 to the
Summary Prospectus dated October 27, 2017

This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”), a series of Oppenheimer ETF Trust, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Summary Prospectus.

1.	The name of the Fund is changed to Oppenheimer S&P MidCap 400 Revenue ETF.

2.	The name of the Fund’s Underlying Index is changed from OFI Revenue Weighted Mid Cap Index™ to S&P MidCap 400 Revenue-Weighted Index.

3.	The section titled “Investment Objective” is deleted in its entirety and replaced with the following:

Oppenheimer S&P MidCap 400 Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the S&P MidCap 400 Revenue-Weighted Index (the “Underlying Index”).

4.	The sixth paragraph in the section titled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Underlying Index is a product of S&P Dow Jones Indices (the “Index Provider“), which is unaffiliated with the Fund and the investment adviser, and has been licensed for use by the Fund’s investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

June 4, 2018	PS2470.007